EXHIBIT 10.12


                            EQUITY HOLDERS AGREEMENT

         THIS EQUITY HOLDERS AGREEMENT (this "Agreement") is made as of April 3O , 1997 by and between J. Francis Lavelle (the "Equity Holder") and Dental Care Alliance, Inc., a Delaware corporation (the "Company").


                                    RECITALS:

         WHEREAS, the authorized capital stock of the Company consists of 200,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 15,000 shares of Class A Preferred Stock, par value $0.01 per share (collectively, the "Shares").

         WHEREAS, the Equity Holder has exercised his right to acquire 520 shares of Common Stock for $10,000, pursuant to that certain Letter Agreement dated September 29, 1995 between the Company and the Equity Holder (the "Letter Agreement").

         WHEREAS, the Equity Holder and the Company wish to establish certain rights and obligations with respect to the Common Stock acquired by the Equity Holder and any Shares which may be issued or issuable in the future to the Equity Holder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. RESTRICTION ON TRANSFER OF SHARES.

         The Equity Holder may not transfer (other than to the Company) any Shares whether presently owned or hereafter acquired by him without the prior written consent of the Company, except as permitted in accordance with the terms of this Agreement. Any purported transfer of any Shares in any other manner shall be void. As used in this Agreement, the word "transfer" includes any sale, bequest, exchange, assignment or gift, the creation of any security interest or other encumbrance and any other disposition of any kind, whether voluntary or involuntary, affecting title to or possession of any of the Shares.

         2. PERMITTED TRANSFER. Notwithstanding anything to the contrary in this Agreement, the Equity Holder may at any time make any of the following transfers:

                  (a) a transfer of Shares to the executor or administrator of the estate of a deceased Equity Holder upon his death for purposes of the administration of such Equity



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         Holder's estate, and to the devisee, legatee or beneficiary of the estate;

                  (b) a transfer by Shares by an Equity Holder to his spouse or issue or any trust for the benefit of himself, his spouse or issue, provided that any Shares transferred to his spouse or a trust for the benefit of his spouse shall be immediately transferred back to such Equity Holder should his spouse cease to be his spouse;

                  (c) a transfer of Shares pursuant to a public offering;

PROVIDED, HOWEVER, in the case of a transfer pursuant to paragraph (a) or (b), any transferee shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Agreement as if the transferee were the applicable Equity Holder.

         3. PIGGYBACK REGISTRATION RIGHTS.

                  (a) RIGHT OF EQUITY HOLDER TO INCLUDE SHARES. Whenever the Company proposes to register any of its Shares under the Securities Act of 1933, as amended ("Securities Act") on Form S-1, S-2, S-3 or any similar form then in effect (a "Registration Statement"), whether or not for its own account, the Company shall, except with respect to the initial public offering by the Company of any class of equity securities (but this exception shall apply only if no other holders of Shares are permitted to participate in such offering as selling stockholders), give written notice, thereof to the Equity Holder at least 30 days before such filing, if practicable (but in no event less than 20 days before such filing), offering the Equity Holder the opportunity to register on such Registration Statement such number of Shares as such Equity Holder may request in writing, subject to the provisions of Section 3(b), not later than 10 days before such filing (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an offering that is underwritten (an "Underwritten Registration"), to cause such Shares to be included in such Registration Statement (or in a separate Registration statement concurrently filed) and to cause such Registration Statement to become effective with respect to such Shares. If the Company's registration is to be effected pursuant to an Underwritten Offering, Shares registered pursuant to this Section 3 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register its Shares and before the


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         effectiveness of the registration Statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election; by delivery of written notice to the Equity Holder (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Shares in connection with such registration or (ii) in the case of a determination to delay registration, delay the registration of such Shares of the Equity Holder for the same period as the delay in the registration of such other Shares. If the Equity Holder requests inclusion in a registration pursuant to this Section 3, he may, at any time before the effective date of the Registration Statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company, notwithstanding the provisions of Section 4(d)); provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recalculation of the prospectus contained in the Registration Statement, then such Equity Holder shall have no right to so revoke his request.

                  (b) UNDERWRITTEN REGISTRATION.

                           (i) Notwithstanding anything herein to the contrary,
                  the Equity Holder may not participate in any Underwritten Registration hereunder unless he (a) agrees to sell his Shares on the same terms and conditions provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangement and (b) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding (a) above, the Equity Holder shall be required to pay his proportionate share of any underwriting discount and related expenses of the underwriters borne by other stockholders (as opposed to the Company) with respect to the registration and offering of the Shares only if the Registration Statement relating to such registration is declared effective, and shall be reimbursed for any such amounts paid if the Registration Statement does not become effective or if there is a suspension of its effectiveness. In addition, the Equity Holder shall be responsible for any legal, accounting or other professional fees and expenses incurred by such Equity


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                           (ii) If any Piggyback Registration is in the form of
                  an Underwritten Offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary Underwritten Offering is being made).

                  (c) PRIORITY IN PIGGYBACK REGISTRATION.

                           (i) If any of the Shares to be included in a
                  Piggyback Registration are to be sold in one or more Underwritten Offerings and the managing underwriter or underwriters advise the Company in writing that the total amount of Shares requested to be included in such offering would exceed the maximum amount of securities which can be marketed at a price reasonably related to the current fair market value of such securities without adversely affecting such offering (the "Underwriters' Maximum Number"), then the Company will so notify all holders of Shares requesting inclusion in such registration and will be required to include in such registration, to the extent of the Underwriters' Maximum Number: first, if the Underwritten Registration is an underwritten registration on behalf of the stockholders of the Company, the Shares requested by such stockholders to be included in such registration, pro rata among such stockholders on the basis of the number of Shares held by such stockholders; second, any Shares that the Company proposes to sell for its own account; and third, other securities requested to be included in such registration; provided, however, that if the Underwritten Registration is an underwritten registration on behalf of the Company, the Company will include in such registration, in lieu of the first and second priorities described above, to the extent of the Underwriters' Maximum Number: first, the Shares the Company proposes to sell and second, the Shares requested by the stockholders of the Company to be included in such registration, pro rata among such Stockholders on the basis of the number of Shares held by such stockholders.

                           (ii) If any of the Shares to be included in a
                  Piggyback Registration are to be sold in a non-underwritten offering, but the Company, after consultation with an investment banking firm of nationally recognized standing (including a regional firm of recognized standing), reasonably determines the amount of Shares to be included in such registration exceeds the amount of securities that can be sold


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                  within a price range acceptable to the Company or the
                  initiating holders and notifies all holders of Shares requesting inclusion in such registration of such determination ("Company's Maximum Number"), then the Company will be required to include in such registration, to the extent of the Company's Maximum Number, Shares in accordance with the priorities set forth in paragraph (i) above.

                  (d) DELIVERY OF REGISTRATION STATEMENT. In connection with a Piggyback Registration, the Company shall deliver to the selling Equity Holder, its counsel and the underwriters, if any, without charge, at least one signed copy of the Registration Statement, upon request, and such number of conformed copies thereof and such number of copies of the Prospectus (including the preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto or any other document as such persons may reasonably request and as promptly as practicable after the filing with the Securities and Exchange Commission of any document which is incorporated by reference into a Registration Statement, a copy of such document.

                  (e) EQUITY HOLDER INFORMATION. If Shares owned by the Equity Holder are included in a Piggyback Registration, such Equity Holder shall furnish promptly to the Company such information regarding himself and the distribution of such securities as the Company may from time to time reasonably request in writing in order that the Company may comply with applicable securities laws.

                  (f) INDEMNIFICATION.

                           (i) The Company agrees to indemnify, to the extent
                  permitted by law, each holder of Shares to be registered pursuant to Section 3 against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to a prospective purchaser after the Company has furnished such holder with a sufficient number of copies of the same.


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                           (ii) In connection with any registration statement in
                  which a holder of Shares to be registered pursuant to Section
                  3 is participating, each such holder shall, to the extent permitted by law, indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act of 1933, as amended) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Shares pursuant to such registration statement.

         4. PUT OPTION.

         The Company hereby grants the Equity Holder the personal and non-transferable right and option to sell to the Company and the Company hereby agrees to purchase from the Equity Holder all but not less than all the Shares (together with any and all distributions, if any, on such Shares in the form of additional Shares or other shares of capital stock of the Company) issued to the Equity Holder pursuant to this Agreement in the event the Company has not entered into a firm commitment underwritten public offering of its common stock pursuant to a Registration Statement chosen by the Company and its counsel under the Securities Act (a "Public Offering") on or before January 1. 2001 (the "Measurement Date"). The purchase price for the purchase and sale described in this Section 4 shall be $10,000. In the event the Equity Holder elects to sell its Shares under this Section 4, (i) it shall notify the Company in writing of its desire to sell the Shares within sixty (60) days after the Measurement Date provided no Public Offering has occurred on or prior to the Measurement Date, and (ii) it shall deliver to the Company certificate(s) representing all but not less than all the Shares subject to sale hereunder duly endorsed for transfer in blank together with such assignment and transfer documentation as is reasonably requested by the Company. Upon receipt by the Company of the items described in subparagraphs (i) and (ii) above, the Company shall pay the purchase price to the Equity Holder in cash or in certified bank funds. The closing of the purchase and sale contemplated in this Section 4 shall occur on the later of (i)


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ten (10) days after the Equity Holder delivers to the Company the items required in this Section 4; or (ii) thirty (30) days after the date of written notice to the Company by the Equity Holder of its election to sell Shares under this
Section 4. Any failure by the Equity Holder to comply strictly with the terms and provisions described in this Section 4 for sale shall invalid and terminate the put option set forth herein.

         5. REPRESENTATIONS AND WARRANTIES OF EQUITY HOLDER.

         In connection with the subscription for Shares, the Equity Holder hereby represents and warrants to the Company as follows (with the understanding that the Company is relying materially on such representations and warranties in issuing Shares to the Equity Holder):

                  (a) The Equity Holder is a bona fide resident in the State of Connecticut, is legally competent to execute this Agreement.

                  (b) The Equity Holder confirms that no representations or warranties have been made to the Equity Holder by the Company or by any officer, director, agent or employee thereof (collectively, the "Company Affiliates") other than those representations specifically set forth in this Agreement. The Equity Holder has not relied upon any representation or warranty of the Company Affiliates, except as set forth in this Agreement, in making the investment decision to purchase the Shares. The Equity Holder has conducted such investigation of the Company he has deemed necessary or desirable and has relied on his own legal, financial and business advisors and consultants in analyzing the data provided to him.

                  (c) The Equity Holder is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                  (d) The Shares hereby subscribed for are being acquired by the Equity Holder in good faith solely for the Equity Holder's own account, for investment purposes only, and not with a view to resale, distribution, subdivision or fractionalization thereof. The Equity Holder agrees that the Shares purchased by him will not be transferred except in compliance with the Securities Act and applicable state securities laws and the restrictions of this Agreement. The Equity Holder is not participating, directly or indirectly, in a distribution of the Shares purchased by him and will not take, or cause to be taken, any action that would cause any of such parties to be deemed an "underwriter" of such


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         Shares as defined in section 2(11) of the Securities Act. The Equity
         Holder understands that any sale, transfer, pledge, hypothecation or other disposition of the Shares purchased by may require in some states specific approval by the appropriate governmental agency in such states.

                  (e) No person has made any direct or indirect representation or warranty of any kind to the Equity Holder with respect to the economic return which may accrue to such Persons, and each of such Persons has consulted with his or its own tax counsel and other advisors with respect to an investment in the Company.

                  (f) The Equity Holder confirms that all documents, records, books, and other information deemed material by the Equity Holder for the purposes of purchasing the Shares have been made available to the Equity Holder, and the Equity Holder also confirms that the Equity Holder has been given an opportunity to make any further inquiries of and receive satisfactory answers from the Company and its representatives with respect to the Shares purchased hereunder, and to obtain any additional information that the Company either possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished.

                  (g) The Equity Holder is aware of and understands that the Shares have not been registered under the Securities Act or any of the applicable state securities laws, in reliance on an exemption therefrom for private offerings.

                  (h) There are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Equity Holder's knowledge threatened against or affecting the Equity Holder at law or equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality which will have any material effect on the Equity Holder's ability to consummate the transactions contemplated by this Agreement.

                  (i) There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the purchase of the Shares based on any arrangement or agreement binding upon the Equity Holder.

         6. MISCELLANEOUS.

                  (a) LEGENDS. Each certificate representing Shares from time to time owned by the Equity Holder shall bear legends substantially as follows:


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         "The shares; represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold or transferred in violation of such Act."

         "Transfer of the shares represented by this certificate is restricted by an Equity Holders Agreement, dated April 30, 1997, a copy of which is on file at the office of Dental Care Alliance, Inc."

                  (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware.

                  (c) ASSIGNMENT. Merger or Consolidation. This Agreement shall not be assignable, but shall be binding upon and inure to the benefit of the successors of the Company and the respective heirs and legal representatives of the Equity Holder. If the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another entity, then the term "Company" for all purposes of this Agreement shall include such successor corporation and the term "Shares" shall include any stock and warrants of the successor corporation.

                  (d) NOTICES. Any notice or other communication under this Agreement shall be considered given and received when (i) delivered personally in writing, (ii) received by registered mail, return receipt requested or (iii) sent by telecopier, with a copy confirmed by registered mail, return receipt requested, by the parties at the following addresses and telecopier numbers (or at such other addresses and telecopier numbers as a party may specify by notice to the others):




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                               If to the Company:

                               Dental Care Alliance, Inc.
                               1343 Main Street
                               7th Floor
                               Sarasota, Florida 34236
                               Attention: President
                               Telecopier No: (941) 955-3150

                               If to the Equity Holder:

                               J. Francis Lavelle
                               Nine Riverfield Drive
                               Westport, Connecticut 06883
                               Telecopier No: (203) 227-4718

                  (e) APPOINTMENT OF PERSONAL REPRESENTATIVE. The executor or administrator of the estate of any deceased party ("Personal Representative") shall give the company and the other parties prompt notice of his appointment, stating the address at which notices under this Agreement shall be given to him.

                  (f) WAIVER. The Company shall have the right to waive any of its rights or any obligations owing to it hereunder without the consent of the other parties to this Agreement.

                  (g) COUNTERPARTS; FACSIMILE. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  (h) COMPLETE AGREEMENT; MODIFICATION AND TERMINATION. This Agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter and cannot be changed or terminated except in writing signed by all o(pound) the parties. This Agreement gives effect to the issuance by the Company to the Equity Holder of capital stock under letter dated September 29, 1995 between the Equity Holder and the Company, and fully satisfies all of the Company's obligations therein.




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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                         DENTAL CARE ALLIANCE, INC.


                                         By:
                                            -------------------------------
                                            Name: Steven R. Matzkin
                                            Title: President



                                         EQUITY HOLDER


                                            -------------------------------
                                                J. Francis Lavelle









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